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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 18, 2003


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



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
             MASSACHUSETTS                          1-7211                        04-2068530
        (State of incorporation)           (Commission File Number)   (IRS Employer Identification No.)

     65 GROVE STREET, WATERTOWN, MA                  02472                      (617) 926-2500
(Address of principal executive offices)          (Zip Code)           (Registrant's telephone number,
                                                                             including area code)

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Item 5. Other Events and Required FD Disclosure.
        ----------------------------------------

On November 18, 2003, Ionics, Incorporated, a Massachusetts corporation ("Ionics"), and the shareholders and members (the "Sellers") of Ecolochem, Inc. and its affiliated companies (collectively, the "Ecolochem Group") entered into a Purchase Agreement (the "Purchase Agreement"), a copy of which is attached as
Exhibit 2.1 hereto and is incorporated herein by reference. The Purchase Agreement provides for the acquisition by Ionics of the stock or membership interests of the Ecolochem Group for $200 million in cash and 4,905,660 shares of Ionics common stock (the "Acquisition"). The closing of the Acquisition, which is currently anticipated to occur in early 2004, is subject to a number of conditions including approval by Ionics stockholders, governmental regulatory review, and certain other customary conditions. The Acquisition will be treated as a purchase by Ionics under U.S. generally accepted accounting principles.

In connection with entering into the Purchase Agreement, Ionics' board of directors approved Amendment No. 1 (the "Rights Amendment") to the Renewed Rights Agreement dated as of August 19, 1997 by and between Ionics and EquiServe Trust Company (as successor to BankBoston N.A.), as rights agent (the "Rights Agreement"). The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to the acquisition by the Sellers of the shares of Ionics common stock issued by Ionics to the Sellers in the Acquisition, and to certain post-closing transactions effected by the Sellers with respect to such shares. In all other respects, the Rights Agreement remains in full force and effect. A copy of the Rights Amendment is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION

Ionics will file a proxy statement and other documents with the SEC regarding the issuance of Ionics common stock in connection with the proposed acquisition of the Ecolochem Group, and other matters. A definitive proxy statement will be sent to Ionics' stockholders, seeking their approval of the stock issuance, among other matters. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by Ionics with the SEC, for free at the SEC's website at www.sec.gov, and at the Investor Information page of Ionics' website, www.ionics.com. Copies of the proxy statement and other documents filed by Ionics with the SEC may also be obtained free of cost by directing your request to the Investor Relations department of Ionics, Incorporated, 65 Grove Street, Watertown, Massachusetts 02472, telephone number 617-926-2500.

PARTICIPANTS IN THE ACQUISITION

Ionics and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of Ionics stockholders. These individuals may have an interest in the Acquisition, the related issuance of common stock, or both, including as a result of holding options or shares of Ionics common stock. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number     Description
             --------------     -----------

             2.1 Purchase Agreement by and among Ionics and the other parties thereto dated November 18, 2003, including exhibits thereto.

             4.1 Amendment No. 1 dated as of November 17, 2003, to the Renewed Rights Agreement dated August 19, 1997 between Ionics, Incorporated and EquiServe Trust Company as Rights Agent.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                      IONICS, INCORPORATED


November 26, 2003                     By:     /s/ Stephen Korn
                                              ------------------------------
                                      Name:   Stephen Korn
                                      Title:  Vice President and General Counsel



















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                                  EXHIBIT INDEX
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   Number                          Description
   ------                          -----------

    2.1 Purchase Agreement by and among Ionics and the other parties thereto dated November 18, 2003, including exhibits thereto.

    4.1 Amendment No. 1 dated as of November 17, 2003, to the Renewed Rights Agreement dated August 19, 1997 between Ionics, Incorporated and EquiServe Trust Company as Rights Agent.




















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